UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 27, 2024

Date of Report (Date of earliest event reported)

CalciMedica, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39538	45-2120079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Coast Boulevard South, Suite 307 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 952-5500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CALC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On August 27, 2024, CalciMedica, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2023 Equity Incentive Plan (the “2023 Plan” and the 2023 Plan, as amended, the “2023 Amended Plan”) to, among other things, increase the number of shares of common stock authorized for issuance under the plan by 1,500,000 shares. The 2023 Amended Plan was previously approved, subject to stockholder approval, by the Company’s Board of Directors on March 28, 2024. A summary of the principal features of the 2023 Amended Plan are set forth under the heading “Proposal No. 3—To Approve an Amendment to the CalciMedica, Inc. 2023 Equity Incentive Plan” contained in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on July 16, 2024 (the “2024 Proxy Statement”). The summaries are qualified in their entirety by reference to the 2023 Amended Plan, filed as Exhibit 10.1 to this report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the proposals listed below, each of which was described in the 2024 Proxy Statement. As of June 28, 2024, the record date for the Annual Meeting, 10,750,156 shares of common stock were outstanding and entitled to vote at the Annual Meeting. The voting results are set forth below.

Proposal 1. Election of Class I Directors

The Company’s stockholders elected the two persons listed below as Class I directors, each to serve a three-year term through the Company’s 2027 annual meeting of stockholders and until a successor has been elected and qualified or until earlier resignation or removal. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Eric Bjerkholt	7,762,285	164,927	1,315,120
Fred Middleton	5,630,077	2,297,135	1,315,120

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Moss Adams LLP as the Company’s principal independent registered public accounting firm for the fiscal year ending December 31, 2024. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,075,082	167,110	140	—

Proposal 3. To Approve an Amendment to the CalciMedica, Inc. 2023 Equity Incentive Plan

The Company’s stockholders approved an amendment to the 2023 Plan to, among other things, increase the number of shares of common stock authorized for issuance under the plan by 1,500,000 shares. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,253,016	604,453	69,743	1,315,120

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	CalciMedica, Inc. 2023 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2024	CalciMedica, Inc.

	By:	/s/ A. Rachel Leheny, Ph.D.
	Name:	A. Rachel Leheny, Ph.D.
	Title:	Chief Executive Officer